UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  January 29, 2009

FirstBank Financial Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

000-51147	20-2198785
(Commission File Number)	(IRS Employer Identification No.)

120 Keys Ferry Street, McDonough, Georgia	30253
(Address of Principal Executive Offices)	(Zip Code)

(678) 583-2265

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 23, 2009, Larry D. Adams and Larry M. Phillips gave notice of their resignations from the Boards of Directors of FirstBank Financial Services, Inc. and its subsidiary bank, FirstBank Financial Services (collectively, the “Company”), for personal reasons.  Neither has expressed any disagreement with the operations, policies or practices of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRSTBANK FINANCIAL SERVICES, INC.
Dated: January 29, 2009
	By:	/s/ Thaddeus M. Williams
	Name:	Thaddeus M. Williams
	Title:	President and Chief Executive Officer